FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2004

                                   VoIP, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Texas                         000-28985                  75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------

           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01    Changes in Registrant's Certifying Accountants
             ----------------------------------------------

         On November 16, 2004, Registrant was informed by Tschopp, Whitcomb & Orr (the "Auditor") that such firm was resigning as Registrant's Auditor.

         The Auditor's reports for the two most recent fiscal years included an explanatory paragraph concerning the Registrant's ability to continue as a going concern. During the two most recent fiscal years and during the interim period from December 31, 2003 until November 16, 2004, the Company did not have any disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Form 8-K. During such period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         A letter  from the  Auditor  responding  to this  report is attached as
Exhibit 16.1.

         Registrant is currently interviewing other accounting firms to conduct an audit for the year ending December 31, 2004.


ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

     16.1    -        Letter from Tschopp, Whitcomb & Orr

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 18, 2004              VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit #

16.1     Letter from Tschopp, Whitcomb & Orr